UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   October 19, 2017

_____________________________

GROWLIFE, INC.

(Exact name of registrant as specified in charter)

Delaware	000-50385	90-0821083
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 Carillon Point

                        Kirkland, WA 98033

(Address of principal executive offices and zip code)

                              (866) 781-5559

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.03  Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Certificate of Elimination

On October 24, 2017, GrowLife, Inc., a Delaware corporation (the “Company”) filed a Certificate of Elimination with the Secretary of State of the State of Delaware to eliminate the Series B Convertible Preferred Stock and Series C Preferred Stock of the Company (the “Certificate of Elimination”). None of the authorized shares of either the Series B or Series C Preferred Stock were outstanding.

The Certificate of Elimination, effective upon filing, had the effect of eliminating from the Company’s Certificate of Incorporation, as amended, all matters set forth in the Certificate of Designations of the Series B Convertible Preferred Stock and Series C Preferred Stock with respect to each respective series, which were both previously filed by the Company with the Secretary of State on October 22, 2015.  Accordingly, the 150,000 shares of Series B Preferred Stock and 51 shares of Series C Preferred Stock previously reserved for issuance under their respective Certificates of Designation resumed their status as authorized but unissued shares of undesignated preferred stock of the Company upon filing of the Certificate of Elimination.

A copy of the Certificate of Elimination is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.03.

Item 8.01  Other Events.

Share Exchange Agreement

On October 19, 2017, the Company signed a Share Exchange Agreement amongst the Company, GrowLife Hydroponics, Inc. and Soja, Inc. whereby the ownership of Soja, Inc. (“Soja”) was transferred from GrowLife Hydroponics, Inc. to GrowLife, Inc. in exchange for 100 shares of the Company’s Common Stock. As a result, Soja is now a wholly owned subsidiary of the Company.

A copy of the Share Exchange Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

3.1

Certificate of Elimination of Certificate of Designation, Preferences, and Rights of GrowLife, Inc. dated October 19, 2017 eliminating the Series B Preferred Stock and Series C Preferred Stock, filed herewith.

10.1	Share Exchange Agreement amongst GrowLife, Inc., GrowLife Hydroponics, Inc. and Soja, Inc. dated October 19, 2017, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROWLIFE, INC.

Date: October 24, 2017	By:	/s/ Marco Hegyi
Marco Hegyi
Chief Executive Officer